UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 4, 2004

Natrol, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24567	95-3560780
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

21411 Prairie Street, Chatsworth, California 91311

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (818) 739-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On November 4, 2004, Natrol, Inc. (the “Company”) entered into a Revolving Note, a Promissory Note, an Equipment Line Facility, a Commercial Guaranty, a Commercial Security Agreement, a Corporate Resolution to Grant Collateral/ Guarantee, and a Commercial Security Agreement with City National Bank, a national banking association (“CNB”).

On November 4, 2004, the Company executed a Revolving Note in favor of CNB for the principal sum of $3,000,000.  The Company also executed a Promissory Note in favor of CNB for the original principal sum of $750,000, and an Agreement for Equipment Line Facility in favor of CNB for the original principal sum of $500,000.  Under the Agreement, CNB agreed to make equipment acquisition loans to the Company up to the amount of $500,000, until December 1, 2005.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

10.1	Commercial Guaranty, among Natrol, Inc., as Borrower, Prolab Nutrition, Inc., as Guarantor, and City National Bank, as Lender, dated as of November 4, 2004.

Commercial Security Agreement, between Natrol, Inc., as Borrower, and City National Bank, as Lender, dated as of November 4, 2004.

Corporate Resolution to Grant Collateral/ Guarantee, among Natrol, Inc., as Borrower, Natrol Products, Inc., as the Corporation, and City National Bank, as Lender, dated as of November 4, 2004.

Commercial Security Agreement, among Natrol, Inc., as Borrower, Prolab Nutrition, Inc., as Grantor, and City National Bank, as Lender, dated as of November 4, 2004.

10.2	Revolving Note, between Natrol, Inc., as Borrower, and City National Bank, a national banking association (“CNB”), dated as of November 4, 2004.

10.3	Promissory Note, between Natrol, Inc., as Borrower, and City National Bank, as Lender, dated as of November 4, 2004.

10.4	Agreement for Equipment Line Facility, between Natrol, Inc., as Borrower, and City National Bank, a national banking association (“CNB”), dated as of November 4, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

NATROL, INC.

Dated: November 24, 2004	By:	/s/ Elliot Balbert
Elliot Balbert
President, Chief Executive
Officer, Secretary and Chairman

EXHIBIT INDEX

Exhibit No.	Description

10.1	Commercial Guaranty, among Natrol, Inc., as Borrower, Prolab Nutrition, Inc., as Guarantor, and City National Bank, as Lender, dated as of November 4, 2004.

Commercial Security Agreement, between Natrol, Inc., as Borrower, and City National Bank, as Lender, dated as of November 4, 2004.

Corporate Resolution to Grant Collateral/ Guarantee, among Natrol, Inc., as Borrower, Natrol Products, Inc., as the Corporation, and City National Bank, as Lender, dated as of November 4, 2004.

Commercial Security Agreement, among Natrol, Inc., as Borrower, Prolab Nutrition, Inc., as Grantor, and City National Bank, as Lender, dated as of November 4, 2004.

10.2	Revolving Note, between Natrol, Inc., as Borrower, and City National Bank, a national banking association (“CNB”), dated as of November 4, 2004.

10.3	Promissory Note, between Natrol, Inc., as Borrower, and City National Bank, as Lender, dated as of November 4, 2004.

10.4	Agreement for Equipment Line Facility, between Natrol, Inc., as Borrower, and City National Bank, a national banking association (“CNB”), dated as of November 4, 2004.